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                                                                   Exhibit 23(b)


                         INDEPENDENT AUDITORS' CONSENT


We consent to the use in this Registration Statement of Purina Mills, Inc. on Form S-1 of our report dated August 7, 1998, appearing in the Prospectus, which is part of this Registration Statement.

We also consent to the reference to us under the heading "Experts" in such Prospectus.


/s/ Deloitte & Touche LLP

Saint Louis, Missouri
September 8, 2000